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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Hillenbrand Industries, Inc. (the "Company") on Form 10-K for the transition period from December 2, 2001 to September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick W. Rockwood, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/S/ Frederick W. Rockwood
Frederick W. Rockwood
President and Chief Executive Officer
January 2, 2003